UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

WEJO GROUP LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-41091	98-1611674
(State or Other Jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton	Bermuda	HM12
(Address of Principal Executive Offices)		(Zip Code)
+44 8002 343065
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common Share, par value $0.001 per share	WEJO	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of common shares at an exercise price of $11.50	WEJOW	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously announced, on February 27, 2023, Wejo Group Limited (the “Company”) entered into that certain Securities Purchase Agreement (the “Second Lien SPA”) with Esousa Holdings, LLC (the “Second Lien Noteholder”). Under the Second Lien SPA, for a purchase price of $3,500,000, the Company issued and sold to the Second Lien Noteholder a secured, non-convertible note in the aggregate principal amount of $3,684,210 (as amended, the “Second Lien Note”). As also previously announced, on March 28, 2023 and April 17, 2023, the Company and the Second Lien Noteholder entered into two amendments to the Second Lien Note, which, among other things, extended the maturity date under the Second Lien Notes to May 1, 2023, subject to certain extension fees and interim payments of principal.

On May 3, 2023, the Company received two separate written notices from the Second Lien Noteholder that (i)(a) the Company failed to make payment of principal, interest and extension fees when due, and (b) declaring an event of default under the Second Lien Note, and (ii) demanding immediate payment of all principal, interest and extension fees thereunder. The Company does not believe the Second Lien Noteholder complied with its notice and consent obligations under the Second Lien Note and that certain Deed of Priority, dated as of February 27, 2023, among Wejo Limited, Wejo Bermuda Limited, General Motors Holdings LLC (the “First Lien Noteholder”), and GLAS Americas LLC, as Security Agent (the “Deed of Priority”) in order to demand immediate payment of all obligations under the Second Lien Note. Nevertheless, the Company is filing this Current Report on Form 8-K out of an abundance of caution if either of the May 3, 2023 notices was indeed an effective Demand Notice (as defined in the Second Lien Note), which could cause an acceleration of the Company’s obligations to the First Lien Noteholder under that certain Secured Convertible Note issued by the Company to the First Lien Noteholder on December 16, 2022 (the “First Lien Note”). If the Demand Notice was effective, the Company’s obligations under the First Lien Notes in the amount of approximately $10.2 million would accelerate. Notably, the First Lien Noteholder has not declared a default under the First Lien Note as a result thereof nor has it sought to accelerate the Company’s obligations under the First Lien Notes. The Company intends to satisfy its remaining obligations to the Second Lien Noteholder after it closes one of the bridge financing transactions currently in process.

The foregoing description of the terms of the First Lien Note, Second Lien SPA, and Second Lien Note are not completed and are qualified in their entirety by reference to the full text of the forms of such documents filed as Exhibits 10.8, 10.12 and 10.13, respectively, to the Company's Annual Report on Form 10-K filed with the SEC on April 4, 2023 and are incorporated by reference herein.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements generally are identified by the words “anticipate,”
“believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “opportunity,” “plan,” “potential,” “project,” “representative of,” “scales,” “should,” “strategy,” “valuation,” “will,” “will be,” “will continue,” “will likely result,” “would,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are based on current assumptions, estimates, expectations, and projections of the Company’s management and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: (i) the projected financial information, anticipated growth rate and market opportunity of the Company; (ii) the ability to maintain the listing of the Company’s common shares and Company warrants on the NASDAQ Stock Market LLC; (iii) the Company’s public securities’ potential liquidity and trading; (iv) the Company’s ability to continue as a going concern; (v) the Company’s ability to raise financing in the future and access to capital facilities; (vi) the Company’s ability to close its pending merger with TKB Critical Technologies I; (vii) the Company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors; (viii) the impact of the regulatory environment and complexities with compliance related to such environment, including compliance with restrictions imposed by federal law and data/privacy law in “internet of things” milieu; (ix) economic impacts, including inflation and a potential recession; (x) the Company’s ability to successfully implement cost reduction initiatives; (xi) the impact of war, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; and (xii) factors relating to the business, operations and financial performance of the Company and its subsidiaries.

The foregoing list of factors that may affect the business, financial condition or operating results of the Company is not exhaustive. Additional factors are set forth in its filings with the U.S. Securities and Exchange Commission (the “SEC”), and further information concerning the Company may emerge from time to time. In particular, you should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form
10-K for the year ended December 31, 2022, filed with the SEC April 3, 2023, and other documents filed or to be filed by the Company with the SEC. There may be additional risks that the Company does not presently know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: May 9, 2023

Wejo Group Limited

By:	/s/ John T. Maxwell
John T. Maxwell
Chief Financial Officer and Director